EXHIBIT 31.1

STRATEX NETWORKS, INC.
CERTIFICATION PURSUANT TO SECTION 302 OF THE
SARBANES-OXLEY ACT OF 2002

I, Charles D. Kissner, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Stratex Networks, Inc. (the “registrant”); and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: September 20, 2004	By:	/s/ Charles D. Kissner
Charles D. Kissner
Chairman and Chief Executive Officer